Exhibit 99.1 On Target to Outsmart Cancer January 9, 2024 © 2024 Revolution Medicines, Inc.

2 Legal Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, availability of funding, ability to manage existing collaborations and establish new strategic collaborations, licensing or other arrangements, the scope, progress, results and costs of developing our product candidates or any other future product candidates, conducting clinical trials, the potential market size and size of the potential patient populations for our product candidates, the timing and likelihood of success of obtaining product approvals, plans and objectives of management for future operations, the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates, future results of anticipated products the impact of global events and other macroeconomic conditions on our business, and the expected benefits of the transaction with EQRx, Inc. are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The information included in these materials is provided as of January 9, 2024 unless specified elsewhere herein, and is qualified as such. Except as required by applicable law, we undertake no obligation to update any forward-looking statements or other information contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those anticipated in these forward-looking statements, as well as risks relating to the business of Revolution Medicines in general, see Revolution Medicines’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 6, 2023, and its future periodic reports to be filed with the Securities and Exchange Commission. This presentation concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These product candidates are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are is being investigated. All copyrights and trademarks used herein are the property of their respective owners.

3 Mission: to revolutionize treatment for patients with RAS-addicted cancers through the discovery, development and delivery of innovative, targeted medicines. • Pioneering class of RAS(ON) inhibitor drug candidates targeting oncogenic drivers of common, life-threatening cancers • Unprecedented RAS(ON) multi-selective inhibitor (RMC-6236) and RAS(ON) G12C-selective inhibitor (RMC-6291) show promising and highly differentiated initial clinical profiles • On track toward late-stage development of RMC-6236 and advancement of mutant-selective inhibitors led by RMC-6291 and RMC-9805

4 Portfolio of RAS(ON) Inhibitors Designed to Target 30% of Human Cancers RAS-Mutant Cancers (1) Normal New patients per year (U.S.) RAS Cancer Mutations >200,000 including Cell 60,000 Membrane Lung cancer (29% of NSCLC) Excessive Tightly regulated RAS(ON) signaling drives = RAS(OFF) RAS(ON) proteins control 75,000 uncontrolled cell growth cell growth Colorectal cancer (49% of CRC) = RAS(ON) Oncogenic mutations in 53,000 KRAS, NRAS or HRAS Pancreatic cancer are common at positions (92% of PDAC) G12, G13 and Q61 (1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); NSCLC = non-small cell lung cancer; CRC = colorectal cancer; PDAC = pancreatic ductal adenocarcinoma

5 Pioneering Tri-complex RAS(ON) Inhibitors Designed to Deliver Robust and Durable Anti- tumor Activity • Direct inhibition of RAS(ON) cancer Oncogenic RAS(ON) Inhibited RAS(ON) drivers RAS(ON) Inhibitor • Deep and durable suppression of RAS GTP cancer signaling designed to defy common drug resistance mechanisms • Clinical validation of first two RAS(ON) Inhibitors studied as single agents Cell Cyclophilin A Membrane

6 Initial Clinical Profiles of RAS(ON) Inhibitors Support Broad Set of Potential Opportunities to Treat RAS-Addicted Cancers Target Multi-Selective Genotypes G12X and RMC-6236 Clinical validation in NSCLC and PDAC (1) expansion Mutant-Selective Evidence of differentiated clinical activity in RMC-6291 G12C NSCLC and CRC RMC-9805 Dose escalation begun 3Q23 G12D (1) RMC-6236-001 protocol amended in August 2023 to broaden enrollment, now allowing patients with tumors bearing mutations in any of the three hotspots (G12X/G13X/Q61X) in any of the three major RAS isoforms (KRAS/NRAS/HRAS); G12X broadened to include G12C

7 2024 Capital Allocation Priorities to Advance Pioneering RAS(ON) Inhibitor Pipeline … … driving to Industry-Leading Propel RMC-6236 Targeted into first pivotal trial(s) Expand reach Qualify mutant-selective Medicines of RMC-6236 inhibitors by clinically assessing led by RMC-6291 and Franchise for opportunities RMC-9805 for (1L, types, mutations) late-stage development RAS-Addicted Cancers

8 RAS(ON) Multi-Selective Inhibitor RMC-6236 © 2023 Revolution Medicines Confidential

9

RMC-6236-001 Phase 1 Study Design

Key Eligibility Criteria

- Advanced solid tumors with KRAS G12X mutations[1] (initially excluding KRAS G12C)
- Received prior standard therapy appropriate for tumor type and stage
- ECOG PS 0–1
- No active brain metastases

Key Endpoints

- Safety and tolerability
- Pharmacokinetics
- Anti-tumor activity

Dose Escalation

RMC-6236 administered orally QD

- 400 mg
- 300 mg
- 220 mg[2]
- 160 mg
- 120 mg
- 80 mg
- 40 mg
- 20 mg
- 10 mg

120 mg – 80 mg: Lowest dose/exposure range projected to drive tumor regressions in humans based on preclinical models

Additional patients with PDAC or NSCLC were enrolled at dose levels that cleared DLT evaluation

Dose Optimization + RAS Genotype and Tumor Type Expansion

RMC-6236-001 Clinical Trial: https://clinicaltrials.gov/study/NCT05379985
(1) KRAS G12X initially defined as mutation at codon 12 which encodes glycine (G) to X where X = A, D, R, S, or V.
(2) 220 mg cleared DLT evaluation and a dose of 200 mg was selected for further expansion/optimization.
DLT, dose-limiting toxicity; ECOG PS, Eastern Cooperative Oncology Group Performance Status; QD, once daily.

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10

RMC-6236-001: Summary of Treatment-Related Adverse Events

Total (n=131)					
Maximum severity of TRAEs	**Grade 1**	**Grade 2**	**Grade 3**	**Grade 4**	**Any Grade**
TRAEs occurring in ≥10% of patients, n (%)					
Rash*	57 (44)	29 (22)	6 (5)	0	92 (70)
Nausea	41 (31)	14 (11)	0	0	55 (42)
Diarrhea	32 (24)	9 (7)	1 (1)	0	42 (32)
Vomiting	27 (21)	9 (7)	0	0	36 (28)
Stomatitis	10 (8)	9 (7)	2 (2)	0	21 (16)
Fatigue	12 (9)	4 (3)	0	0	16 (12)
Other select TRAEs, n (%)					
ALT elevation	6 (5)	1 (1)	1 (1)‡	0	8 (6)
AST elevation	6 (5)	0	1 (1)‡	0	7 (5)
Electrocardiogram QT prolonged	1 (1)	0	0	0	1 (1)
TRAEs leading to dose reduction†, n (%)	0	9 (7)	2 (2)	0	11 (8)
TRAEs leading to treatment discontinuation, n (%)	0	0	0	1 (1)	1 (1)

- Median duration of treatment at the time of data extraction was 2.27 months (range: 0.2–14)
- One Grade 4 TRAE occurred in a patient with PDAC treated at 80 mg who had a large intestine perforation at the site of an invasive tumor that reduced in size while on treatment (TRAE leading to treatment discontinuation)
- No fatal TRAEs were observed. Two patients discontinued study treatment due to death: one patient with PDAC (120 mg) died due to PD; one patient with NSCLC (200 mg) died due to unknown cause reported as unrelated to RMC-6236

‡ Post-data extraction, the Grade 3 ALT and AST elevations were associated with biliary obstruction and reported as unrelated to RMC-6236

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*Includes preferred terms of dermatitis acneiform, rash maculopapular, rash, rash pustular, dermatitis psoriasiform, erythema, rash erythematous; multiple types of rash may have occurred in the same patient; †The most common TRAE leading to dose reduction was rash (acneiform or maculopapular); there were no reductions at doses ≤80 mg. AE, adverse event; ALT, alanine transaminase; AST, aspartate transferase; PD, progressive disease; TRAEs, treatment-related adverse events.

Data Extracted 11 Sep 2023.

11 KRAS G12X NSCLC: Best Overall Response to RMC-6236 (1) Evaluable for Efficacy (n=40) RMC-6236-001: Clinical Activity in KRAS (2) G12X NSCLC Best overall response, n (%) Complete response 1 (3) Partial response 14 (35) Stable disease 19 (48) Progressive disease 5 (13) (3) Not evaluable 1 (3) ORR, n (%) 15 (38) Confirmed, n 12 DCR (CR+PR+SD), n (%) 34 (85) (4) SOC Benchmark Docetaxel, ORR (%) (13) DCR (%) (60) KRAS G12 Mutation Week of Most Recent scan (1) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. (2) Tumor response per RECIST 1.1. (3) One subject withdrew from study without post-baseline scans. (4) SOC=standard of care; efficacy benchmark for docetaxel taken from CodeBreaK 200, Lancet (2023) 401: 733-746. *Unconfirmed PR per RECIST 1.1. Data Extracted 12 Oct 2023. Best % Change from Baseline in Target Lesion

12 KRAS G12X PDAC: Best Overall Response to RMC-6236 (1) Evaluable for Efficacy (n=46) RMC-6236-001: Clinical Activity in KRAS (2) G12X PDAC Best overall response, n (%) Partial response 9 (20) Stable disease 31 (67) Progressive disease 3 (7) (3) Not evaluable 3 (7) ORR, n (%) 9 (20) Confirmed, n 5 DCR (CR+PR+SD), n (%) 40 (87) (4) SOC Benchmarks GnP, ORR (%) (11) DCR (%) (56) KRAS G12 Mutation Week of Most Recent Scan (1) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. (2) Tumor response per RECIST 1.1. (3) Two patients died prior to first post-baseline scan; 1 patient had scan after 11 days of treatment and subsequently died due to PD. (4) SOC=standard of care; no clearly established standard of care in 2L PDAC; GnP=Gemcitabine plus nab-paclitaxel; efficacy benchmarks for GnP taken from Br J Cancer (2022) 126:1394-1400. *Unconfirmed PR per RECIST 1.1. Data Extracted 12 Oct 2023. Best % Change from Baseline in Target Lesion

13

Zeroing In on RMC-6236 Monotherapy Dose Selection


Mean Steady-State Blood PK Profiles
Steady-State Whole Blood Concentration (nM)
1000
100
10
0
4
8
12
16
20
24
Time (Hours)
400 mg
300 mg
200/220 mg
160 mg
120 mg
80 mg
40 mg
20 mg
10 mg


Individual Steady-State Blood AUC
Whole Blood Steady-State AUC (nM x h)
10000
8000
6000
4000
2000
0
Exposure in mice at 25 mg/kg*
Exposure in mice at 10 mg/kg*
10 mg
20 mg
40 mg
80 mg
120 mg
160 mg
200/220 mg
300 mg
400 mg
Dose Level

- Dose-dependent increases in exposure with minimal accumulation were observed after repeat daily dosing
- Dose levels ≥80 mg achieved exposures that induced tumor regressions in human xenograft models with KRAS^{G12X} mutations in mice[(1)]
  - 10 mg/kg QD induces tumor regressions in sensitive models
  - 25 mg/kg QD induces tumor regressions in the majority of models

*Exposure corrected with cross-species protein binding and blood/plasma partitioning. Left: steady-state concentrations from Cycle 1 Day 15. Error bars represent standard deviation; right: steady-state AUC is Cycle 1 Day 15 AUC_{last}. Each circle represents an individual patient AUC. Horizontal bars represent mean AUC for each dose level (10 mg: n=2; 20 mg: n=4; 40 mg: n=7; 80 mg: n=8; 120 mg: n=12; 160 mg: n=12, 200 mg: n=13; 220 mg: n=4; 300 mg: n=9; 400 mg: n=2); AUC, area under the curve; PK, pharmacokinetics.

(1) Singh M, et al. Presentation at American Association for Cancer Research Annual Meeting, 8–13 April 2022, New Orleans, USA; abstract #3597.

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Data Extracted 22 Sep 2023.

14 Key RMC-6236-001 Monotherapy Expansion Cohorts Underway Patients Cohort Purpose Enrolled NSCLC G12X dose optimization (300 mg and below) Dose selection for pivotal trial ✔ RAS G13X and Q61X expansion (300 mg) Pivotal trial design ✔ PDAC G12X dose optimization (300 mg and below) Dose selection for pivotal trial ✔ RAS G13X and Q61X expansion (300 mg)✔ Pivotal trial design CRC G12X expansion (300 mg) Signal seeking ✔ RAS G13X and Q61X expansion (300 mg) Signal seeking ✔ • G12C included in G12X across all tumor types and cohorts RMC-6236-001 protocol amended in August 2023 to broaden enrollment, now allowing patients with tumors bearing mutations in any of the three hotspots (G12X/G13X/Q61X) in any of the three major RAS isoforms (KRAS/NRAS/HRAS); G12X broadened to include G12C

15

Proposed Global Randomized Phase 3 Trial in Patients with Previously-Treated RAS Mutant NSCLC

Trial Design[1]

R

- **RMC-6236**
- **Docetaxel**

Endpoints
PFS OS Patient Reported Outcomes

- **N** > 400 patients
- **Prior therapies**: Anti-PD-(L)1 and platinum-containing regimen in metastatic setting; RAS inhibitor naïve (including G12C inhibitor)
- **Biomarker**: RAS G12X, G13X, or Q61X mutation
- **Study Initiation**: Aiming for 2024

Potential Patient Populations[1,2]



G12X - 25%
G12X-C 13%
G12C
12%
G13X - 2%
Q61X - 3%
Core Population:
G12X Patients
Expanded Population:
G12X + G13X + Q61X Patients

- Potential for nested trial design to enable evaluation of core and expanded patient populations[1]

R = Randomized
(1) Study design subject to change based on regulatory authority feedback
(2) Percentages of all NSCLC patients with tumors bearing RAS G12X, G13X, or Q61X genotypes; estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail);

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16

Potential Global Randomized Phase 3 Trial of RMC-6236 in Patients with Previously-Treated PDAC

Trial Design[1]

R

RMC-6236

Physician's choice: e.g., GnP or mFOLFIRINOX

Endpoints

PFS
OS
Patient Reported Outcomes

- **N** > 500 patients
- **Prior therapies**: Fluoropyrimidine or gemcitabine-based regimen; RAS inhibitor naïve (including G12C inhibitor)
- **Biomarker**: All comers, RAS mutation testing (G12X, G13X, or Q61X) to allow stratification
- **Study Initiation**: Potentially in 2024

Potential Patient Populations[1,2]


G12X - 85%
G13X/Q61X - 7%
WT - 8%

Core Population:
G12X Patients

Expanded Populations:
- **G12X + G13X + Q61X patients**
- **All PDAC patients**

- Potential for nested trial design to enable evaluation of core and expanded patient populations[1]

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R = Randomized; WT=wild-type
(1) Study design subject to change based on regulatory authority feedback
(2) Percentages of all PDAC patients with tumors bearing RAS G12X, G13X, Q61X or WT genotypes; estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail);

17 Complementary RAS(ON) Inhibitors Designed for Monotherapy and Combination Strategies Against RAS-Addicted Cancers RAS Multi-Selective RAS Mutant-Selective • Monotherapy with broad potential • Alternative monotherapy for RAS-addicted cancers approaches • Backbone of RAS(ON) inhibitor • Complementary to RAS multi- doublets with mutant-selective selective inhibitor in RAS(ON) RAS(ON) inhibitors inhibitor doublets • Targeted agent for SOC • Differentiated targeted agent combinations, including profiles for SOC combinations, immunotherapies including immunotherapies

18 RAS(ON) G12C-Selective Inhibitor RMC-6291 © 2023 Revolution Medicines Confidential

19

RMC-6291-001 Phase 1 Study Design

Key Eligibility Criteria

- Advanced solid tumors with $KRAS^{G12C}$ mutations
- Received prior standard therapy including treatment with $KRAS^{G12C}$(OFF) inhibitors
- ECOG PS 0–1
- No active brain metastases

Key Endpoints

- Safety and tolerability
- Pharmacokinetics
- Anti-tumor activity

Dose Escalation

RMC-6291 administered orally QD or BID

- 400 mg BID
- 300 mg BID
- 200 mg BID
- 100 mg BID
- 200 mg QD
- 100 mg QD
- 50 mg QD ← Lowest dose projected to drive tumor regressions in humans based on preclinical models

Additional patients with NSCLC or CRC were enrolled at dose levels that cleared DLT evaluation (backfill enrollment and dose optimization)

Dose Optimization

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RMC-6291-001 Clinical Trial: https://clinicaltrials.gov/study/NCT05462717

DLT=dose-limiting toxicity; ECOG PS=Eastern Cooperative Oncology Group Performance Status; QD=once daily; BID=twice daily

20 RMC-6291-001: Summary of Treatment-Related Adverse Events Total (n=63) Maximum Severity of TRAEs Grade 3 Any Grade Grade 1 Grade 2 TRAEs occurring in ≥10% of patients, n (%) Diarrhea 1 (2) 18 (29) 10 (16) 7 (11) Nausea 0 17 (27) 14 (22) 3 (5) ECG QT prolonged 7 (11) 16 (25) 8 (13) 1 (2) –– – QTcF* ≥501 ms 1 (2) Fatigue 0 8 (13) 4 (6) 4 (6) Vomiting 0 8 (13) 6 (10) 2 (3) AST increased 0 7 (11) 7 (11) 0 TRAEs leading to dose reduction, n (%) 9 (14) 0 1 (2) 8 (13) 1 (2) TRAEs leading to treatment discontinuation, n (%) 1 (2) 00 • No treatment-related Grade 4 or 5 AEs or SAEs have been reported • No patients had cardiac sequelae (e.g., torsade de pointes) associated with an ECG QT prolonged event *QTcF refers to QT interval corrected for heart rate by Fridericia's formula. AE, adverse event; AST, aspartate transferase; ECG, electrocardiogram; SAE, serious adverse event, TRAE, treatment-related adverse event. Data Extracted 05 October 2023.

21 G12C G12C KRAS NSCLC Previously Treated with or Naïve to a KRAS (OFF) Inhibitor: Best Overall Response to RMC-6291 (1) Evaluable for Efficacy* (n=17) RMC-6291-001: Clinical Activity in KRAS G12C (2) NSCLC Prior Naïve to Best overall response, G12Ci G12Ci n (%) (n=10) (n=7) (3) Partial response 5 (50) 3 (43) Stable disease 5 (50) 4 (57) Progressive disease 0 0 ORR, n (%) 5 (50) 3 (43) DCR (CR+PR+SD), 10 (100) 7 (100) n (%) (1) All treated patients who received a first dose of RMC-6291 at least 8 weeks prior to data extract date. (2) Tumor response per RECIST 1.1. (3) PR includes 5 confirmed and 3 unconfirmed. Data Extracted 05 October 2023. Pru=Unconfirmed PR per RECIST 1.1; G12Ci=G12C inhibitor. Best % Change in SOD from Baseline in Target Tumor Burden

22 G12C G12C KRAS CRC Naïve to KRAS (OFF) Inhibitor: Best Overall Response to RMC-6291 (1) Evaluable for Efficacy* (n=19) RMC-6291-001: Clinical Activity in KRAS G12C (2) CRC † Best overall response, n (%) n=20 (3) Partial response 8 (40) Stable disease 8 (40) (4) Progressive disease 4 (20) ORR, n (%) 8 (40) DCR (CR+PR+SD), n (%) 16 (80) (1) All treated patients who received first dose of RMC-6291 at least 8 weeks prior to data extract date. (2) Tumor response per RECIST 1.1. (3) PR includes 5 confirmed and 3 unconfirmed. (4) One patient had PD due to a new lesion and target lesion measurements were not available. Data Extracted 05 October 2023. Pru=Unconfirmed PR per RECIST 1.1. Best % Change in SOD from Baseline in Target Tumor Burden

23 RAS(ON) G12D-Selective Inhibitor RMC-9805 © 2023 Revolution Medicines Confidential

24

RMC-9805: Clinical Stage, RAS(ON) Mutant-Selective, Covalent Inhibitor for RAS G12D Cancers


NSCLC
14%
Other
11%
CRC
38%
61,000
New KRAS G12D patients per year (U.S.)(1)
PDAC
37%

Selective Covalent Binding to KRAS G12D


KRAS:
WT
G12D
G13D
G12C
G13C
X-linked KRAS
KRAS
H/NRAS

***In Vivo* Anti-Tumor Activity across KRAS G12D Cancer Models**


Mean Tumor Volume
% Change From Baseline
200
150
100
50
0
-50
-100
CRC
NSCLC
PDAC
mPD
mSD
mPR
mCR
KP-4
CRC1018
CTG-2393
CRC043
LUN232
CRC054
PAN026
CRC044
CRC047
CRC012
CTG-1932
PAN038
LXFL625
PAN010
GP2d
AsPC-1
PAN031
PAN009
LXFA2889
HPAC
LXFA2204
CTG-2803
LUN137
LUN020
PAN001

(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail)
RVMD preclinical research as of 11/02/22; NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer
RMC-9805 dosed at 100 mg/kg po qd; n=3-8/group; Responses assigned according to mRECIST: mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response
RMC-9805-001 Clinical Trial: https://clinicaltrials.gov/study/NCT06040541

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25

Phase 1b Combo: RMC-6236 + RMC-6291 Doublet Designed to Overcome Resistance and Prolong Durability in KRAS G12C NSCLC

Preclinical Validation[1]


100
75
50
25
0
% Tumors Progression-Free
0
20
40
60
80
100
Days on Treatment
Control
RMC-6291
RMC-6236
RMC-6291 + RMC-6236

- RAS(ON) inhibitor doublet evaluated across seven models, including five identified as resistant to RMC-6291 monotherapy

RMC-6291-101 Clinical Trial[2]

Objectives: evaluate safety, tolerability and preliminary activity of RMC-6236 combined with RMC-6291

Patient Population: KRAS G12C solid tumors, primarily NSCLC and CRC

Study Status: First patient dosed 4Q23

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(1) RVMD preclinical research; NSCLC = non-small cell lung cancer; RMC-6236 dosed at 25 mg/kg po qd (n=52); RMC-6291 dosed at 100 or 200 mg/kg po qd (n=52); Combination (n=51). For each group, n = total number of animals from the seven models that comprise the dataset. Progression defined as tumor doubling from baseline.
(2) RMC-6291-101 Clinical Trial: https://www.clinicaltrials.gov/study/NCT06128551

26 Phase 1b Combos: RAS(ON) Inhibitor Combinations with Pembrolizumab to Inform Potential Evaluation in 1L NSCLC (1) (2) Preclinical Validation RMC-LUNG-101 Clinical Trial: Pembrolizumab Objectives: evaluate safety, tolerability and preliminary activity of RMC-6236 and RMC-6291 each combined with Control Control pembrolizumab Anti-PD1 Anti-PD1 RMC-6236 RMC-6291 Patient Population: RMC-6236 in KRAS-mutant NSCLC, RMC- Combination Combination 6291 in KRAS G12C NSCLC 100 Study Status: Recruiting 75 50 25 0 0 25 50 75 100 0 25 50 75 100 Days post-tumor implant G12C (1) RVMD preclinical research; RMC-6236 and RMC-6291 experiments conducted in CT26 model engineered to express KRAS ; RMC-6236 (25 mg/kg po qd) or RMC-6291 (200 mg/kg po qd) dosed for 14 days; Vertical dashed lines represent treatment stop; Kaplan-Meier progression defined as tumor doubling from baseline (2) RMC-LUNG-101 Clinical Trial: https://www.clinicaltrials.gov/study/NCT06162221 % Tumors progression-free

27

Key RAS(ON) Inhibitor Combination Cohorts

Cohort	Status	Purpose
NSCLC[1]		
RMC-6236 + pembrolizumab +/- chemotherapy	recruiting	qualification for potential 1L
RMC-6291 + pembrolizumab +/- chemotherapy	recruiting	qualification for potential 1L
Solid tumors[2]		
RMC-6236 + RMC-6291	dosing	qualification for potential 1L
PDAC		
RMC-6236 + chemotherapy	pending	qualification for potential 1L
CRC		
RMC-6236 + anti-EGFR	pending	signal seeking
RMC-6236 + chemotherapy	pending	signal seeking

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(1) RMC-LUNG-101 Clinical Trial: https://www.clinicaltrials.gov/study/NCT06162221
(2) RMC-6291-101 Clinical Trial: https://www.clinicaltrials.gov/study/NCT06128551

28 Highlights of 2H-2023 RAS(ON) Multi-Selective Inhibitor • Encouraging initial RMC-6236 monotherapy safety, tolerability and antitumor activity profiles in both NSCLC and PDAC reported in October • Favorable safety and response trends continue to build, including in 300 mg daily cohort • Favorable dose intensity observed across doses, including 300 mg daily • Clinical profiles from dose escalation, including exposures, support 300 mg daily and below for ongoing dose optimization in both NSCLC and PDAC to inform dose selection for pivotal trials RAS(ON) Mutant-Selective Inhibitors • Encouraging initial RMC-6291 adverse event and monotherapy antitumor activity profiles in NSCLC and CRC reported in October • Dose optimization underway at 200-300 mg daily • RMC-9805 exhibiting good oral bioavailability, including dose-dependent increases in exposure, consistent with preclinical projections Financial • EQRx transaction completed, 2023 EOY estimated “flash” cash and marketable securities balance $1.85 billion (unaudited)

29 Broad Clinical Validation Across RAS Genotypes and Tumor Types in 2023 Driving Late-Stage Development in 2024 Expand reach Qualify mutant-selective inhibitors of RMC-6236 led by RMC-6291 and by clinically assessing RMC-9805 for Propel RMC-6236 opportunities late-stage development into first pivotal trial(s) (1L, types, mutations) • Mono cohorts • Dose selection • Mono profiles and dose selection • Combination cohorts • Durability of response • Combination cohorts • Trial designs • Late-stage plans

30 Deep Pipeline of Targeted Therapies for Majority of RAS-Addicted Cancers PRECLINICAL IND-ENABLING PHASE 1 PHASE 2 PHASE 3 RAS(ON) INHIBITORS MULTI RMC-6236 G12C RMC-6291 RMC-9805 G12D RMC-5127 G12V Q61H RMC-0708 (1) G13C RMC-8839 Pipeline G12R, G13D, other Expansion RAS COMPANION INHIBITORS (1) SHP2 RMC-4630 mTORC1/4EBP1 RMC-5552 (1) Development activities paused.

31 Financial Information Financial Position Preliminary estimate of cash, cash equivalents and marketable securities as (1,2) $1.85 billion of December 31, 2023 (unaudited) 2023 Financial Guidance (3) 2023 net loss of $385 million to $415 million (1) Includes cash, cash equivalents and marketable securities acquired in the EQRx transaction. We have not yet completed our year-end financial close and review processes, and the results of our ongoing review of our financial statements could result in changes to this amount. (2) With current cash, cash equivalents and marketable securities, the company projects it can fund planned operations into 2027. (3) Includes non-cash stock-based compensation expense of approximately $45 million to $50 million. 2023 net loss guidance does not include impact of the acquisition of EQRx. The company has not provided net loss guidance that includes the impact of the acquisition of EQRx because the company is not able to quantify the impact of this acquisition on the company’s net loss without unreasonable effort.

32 On Target to TM Outsmart Cancer

33 Appendix • All RAS cancer epidemiology statistics are estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023: • RAS mutations include: KRAS G12(A,C,D,F,L,R,S,V), KRAS G13(C,D,R,V), KRAS Q61(E,H,K,L,P,R) NRAS G12(A,C,D,R,S,V), NRAS G13(C,D,R,V), NRAS Q61(H,K,L,R), HRASG12(C,D,S,V), HRASG13(C,D,N,R,S,V), HRASQ61(K,L,R). • Includes 13 major solid cancer types: non-small cell lung cancer, colorectal, pancreatic ductal adenocarcinoma, renal, esophageal, head and neck squamous cell, ovarian, stomach, biliary, and carcinomas of unknown primary (CUP), and advanced melanoma, bladder and endometrial cancers causing mortality. • KRASQ61H epidemiology statistics include multiple myeloma in addition to 13 major solid cancer types named above • RAS mutations drive 30% of human cancers per Prior et al., Cancer Research 2020 • Mouse tumor responses assigned according to mRECIST (modified from Gao et al. Nat Med. 2015): • mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response